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EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Optium Corporation. (the "Company") on Form 10-K for the year ended July 28, 2007 (the "Report"), I, Eitan Gertel, President and Chief Executive Officer of the Company and I, David Renner, Vice President of Finance and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

        (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EITAN GERTEL Eitan Gertel President and CEO Principal Executive Officer October 24, 2007

/s/ DAVID RENNER David Renner Vice President of Finance and CFO Principal Financial Officer October 24, 2007

        This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

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  EXHIBIT 32.1